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                                                                       EXHIBIT 1

                                    AGREEMENT

        Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Jay Jacobs, Inc.

        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        Executed this December 15, 1997.


                                           /s/ Edward L. Cahill
                                           -----------------------------------
                                           Edward L. Cahill

                                           /s/ David L. Warnock
                                           -----------------------------------
                                           David L. Warnock





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                                   CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.



                                   By:  Cahill, Warnock Strategic Partners,
                                        L.P., its Sole General Partner


                                        By: /s/ Edward L. Cahill
                                            -----------------------------------
                                            Edward L. Cahill, General Partner


                                        By: /s/ David L. Warnock
                                            -----------------------------------
                                            David L. Warnock, General Partner


                                   CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.


                                   By: /s/ Edward L. Cahill
                                       ----------------------------------------
                                       Edward L. Cahill, General Partner


                                   By: /s/ David L. Warnock
                                       ----------------------------------------
                                       David L. Warnock, General Partner


                                   STRATEGIC ASSOCIATES, L.P.

                                   By: Cahill, Warnock & Co., LLC, its sole
                                       General Partner


                                        By: /s/ Edward L. Cahill
                                            -----------------------------------
                                            Edward L. Cahill, Member


                                        By: /s/ David L. Warnock
                                            -----------------------------------
                                            David L. Warnock, Member


                                   CAHILL, WARNOCK & CO., LLC


                                   By: /s/ Edward L. Cahill
                                       ----------------------------------------
                                       Edward L. Cahill, Member


                                   By: /s/ David L. Warnock
                                       ----------------------------------------
                                       David L. Warnock, Member